UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 02, 2025
 CONDUENT INCORPORATED
(Exact name of registrant as specified in its charter)

New York	001-37817	81-2983623
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive,	Suite 200,
Florham Park,	New Jersey
07932
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (844) 663-2638
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNDT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR 240.12b-2).☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On May 07, 2025, Conduent Incorporated (the "Company") released its first quarter 2025 earnings and is furnishing to the Securities and Exchange Commission (the "Commission") a copy of the earnings press release as Exhibit 99.1 to this Current Report on Form 8-K (this "Report") under Item 2.02 of Form 8-K.
The information contained in Item 2.02 of this Report and in Exhibit 99.1 shall not be deemed “filed” with the Commission for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.
Item 5.02, Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
Departure of Chief Financial Officer and Appointment of Chief Financial Officer
On May 02, 2025, the Board of Directors (the “Board”) of the Company appointed Giles Goodburn as Chief Financial Officer of the Company. Mr. Goodburn succeeds Stephen Wood, who departed the Company on May 2, 2025 concurrently with the appointment of Mr. Goodburn.
Biographical Background
Prior to his appointment as CFO, Mr. Goodburn, age 52, served as the Company’s Head of Investor Relations and Corporate FP&A from March 2020 until May 2025. Prior to joining the Company, from 2012 until 2020, Mr. Goodburn served as CFO of a business segment and Vice President, Finance and Operations at Travelers. Prior to that, Mr. Goodburn held various leadership positions at GE Capital from 2001 until 2012, including as CFO of various business segments. Mr. Goodburn is a Chartered Global Management Accountant and a graduate of Kingston University in the UK, as well as a graduate of the GE Experienced Finance Leadership Program.
There is no arrangement or understanding between Mr. Goodburn and any other person relating to his appointment as the Chief Financial Officer of the Company. Mr. Goodburn has no family relationships required to be disclosed pursuant to Item 401(d) of Regulation S-K. Neither Mr. Goodburn nor any immediate family member of Mr. Goodburn has been or is currently proposed to be a participant in any transaction that would be required to be reported pursuant to Item 404(a) of Regulation S-K.
Compensation Arrangements
Mr. Goodburn
In connection with the appointment as Chief Financial Officer, Mr. Goodburn’s salary will be $475,000 and he will be eligible to receive a target short-term incentive award of 75% of base salary, which will be prorated for 2025. Mr. Goodburn will also be eligible for (i) a one-time off-cycle long term incentive plan award valued at $280,000 which will be granted on or about June 1, 2025, and (ii) a regular cycle target long-term incentive equity award having a value of $700,000, starting in 2026. He will continue to participate in the Company’s Performance Incentive Plan and Long-Term Incentive Plan, and will be eligible to participate in benefits as may be offered from time to time to other similarly situated employees.
Mr. Wood
In addition to any payments and benefits that Mr. Wood may be entitled under any Company policy or agreement in which he participates, including certain compensation and benefits that Mr. Wood is entitled to receive in connection with his departure under the Company’s U.S. Executive Severance Policy, Mr. Wood will receive a one-time cash payment of $325,000.
Item 7.01. Regulation FD Disclosure.
On May 07, 2025, the Company conducted an earnings call regarding its 2025 first quarter results and is furnishing to the Commission a copy of the presentation used during the earnings call as Exhibit 99.2 to this Report under Item 7.01 of Form 8-K.
The information contained in Item 7.01 of this Report and in Exhibit 99.2 to this Report shall not be deemed “filed” with the Commission for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Registrant’s first quarter 2025 earnings press release dated May 7, 2025
99.2	Registrant’s investor presentation dated May 7, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements
This Report and any exhibits to this Report may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995, as amended (the "Litigation Reform Act"). The words “anticipate,” “believe,” “estimate,” “expect,” "plan," “intend,” “will,” “aim,” “should,” “could,” “forecast,” “target,” “may,” "continue to," "endeavor," "if,” “growing,” “projected,” “potential,” “likely,” "see," "ahead," "further," "going forward," "on the horizon," "as we progress," "going to," "path from here forward," "think," "path to deliver," "from here," “on track”, “remain” and similar expressions (including the negative and plural forms of such words and phrases), as they relate to us, are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions, many of which are outside of our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expressed or implied in this Report, any exhibits to this Report and other public statements we make.
Important factors and uncertainties that could cause our actual results to differ materially from those in our forward-looking statements include, but are not limited to: government appropriations and termination rights contained in our government contracts; the competitiveness of the markets in which we operate and our ability to renew commercial and government contracts, including contracts awarded through competitive bidding processes; our ability to recover capital and other investments in connection with our contracts; our reliance on third-party providers; risk and impact of geopolitical events and increasing geopolitical tensions (such as the war in the Ukraine and conflict in the Middle East), macroeconomic conditions, natural disasters and other factors in a particular country or region on our workforce, customers and vendors; our ability to deliver on our contractual obligations properly and on time; changes in interest in outsourced business process services; claims of infringement of third-party intellectual property rights; our ability to estimate the scope of work or the costs of performance in our contracts; the loss of key senior management and our ability to attract and retain necessary technical personnel and qualified subcontractors; our failure to develop new service offerings and protect our intellectual property rights; our ability to modernize our information technology infrastructure and consolidate data centers; expectations relating to environmental, social and governance considerations; utilization of our stock repurchase program; risks related to our use of artificial intelligence; the failure to comply with laws relating to individually identifiable information and personal health information; the failure to comply with laws relating to processing certain financial transactions, including payment card transactions and debit or credit card transactions; breaches of our information systems or security systems or any service interruptions; risks related to hacking or other cybersecurity threats to our data systems, information systems and network infrastructure and other service interruptions, including relating to the cyber event that took place in January 2025, including Conduent’s investigation of such incident and mitigation and remediation efforts, the nature and extent of such incident, the potential disruption to our business or operations, the potential impact on Conduent’s reputation, and Conduent’s assessments of the likely financial and operational impacts of such incident; our ability to comply with data security standards; developments in various contingent liabilities that are not reflected on our balance sheet, including those arising as a result of being involved in a variety of claims, lawsuits, investigations and proceedings; risks related to recently completed divestitures including the (i) transfer of the Company’s BenefitWallet’s health savings account, medical savings account and flexible spending account portfolio, (ii) the sale of the Company’s Curbside Management and Public Safety Solutions businesses and (iii) the sale of the Company's Casualty Claims Solutions business, including but not limited to the Company’s ability to realize the benefits anticipated from such transactions, unexpected costs, liabilities or delays in connection with such transactions, and the significant transaction costs associated with such transactions; risk and impact of potential goodwill and other asset impairments; our significant indebtedness and the terms of such indebtedness; our failure to obtain or maintain a satisfactory credit rating and financial performance; our ability to obtain adequate pricing for our services and to improve our cost structure; our ability to collect our receivables, including those for unbilled services; a decline in revenues from, or a loss of, or a reduction in business from or failure of significant clients; fluctuations in our non-recurring revenue; increases in the cost of voice and data services or significant interruptions in such services; our ability to receive dividends or other payments from our subsidiaries; and other factors that are set forth in the “Risk Factors” section, the “Legal Proceedings” section, the “Management's Discussion and Analysis of Financial Condition and Results of Operations” section and other sections in our Annual Reports on Form 10-K, as well as in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with or furnished to the Commission. Any forward-looking statements made by us in this Report speak only as of the date on which they are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether because of new information, subsequent events or otherwise, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this Report to be signed on its behalf by the undersigned duly authorized.
Date: May 07, 2025

CONDUENT INCORPORATED

By:	/s/ MICHAEL KRAWITZ
Michael Krawitz
Executive Vice President, General Counsel and Secretary